UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2002

WEST COAST REALTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-024594	95-4246740

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Sand Hill Road Building 3, Suite 140 Menlo Park, California	94025

(Address of principal executive offices)	(Zip Code)

(650) 233-7140

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

ITEM 5 — OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit Index

ITEM 5 — OTHER EVENTS

On October 18, 2002, the board of directors of West Coast Realty Investors, Inc. approved the filing on November 15, 2002 of our restated certificate of incorporation with the Delaware Secretary of State in the form approved by our stockholders at our annual meeting on September 24, 2002. Among other items, the restated certificate of incorporation increased our authorized shares to 15,000,000 and made effective a reverse 1:3 split of our common stock on November 15, 2002. Stockholders entitled to fractional shares resulting from the stock split will receive cash in lieu of such fractional share. After this reverse split, and including stockholders receiving cash in lieu of fractional shares, we have 975,298 shares issued and outstanding.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS

None

(b)  PRO FORMA FINANCIAL INFORMATION

None

(c)  EXHIBITS

Exhibit No.	Description *

3.1	Restated Certificate of Incorporation of West Coast Realty Investors, Inc. (incorporated by reference to our proxy statement dated August 16, 2002) **

*	Pursuant to Item 601(b)(2) of Regulation S-K, West Coast agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

**	Previously Filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST COAST REALTY INVESTORS, INC. (Registrant)

Date: December 6, 2002	/s/ Charles P. Wingard

Charles P. Wingard Chief Financial Officer

Exhibit Index

Exhibit Number	Description

3.1	Restated Certificate of Incorporation of West Coast Realty Investors, Inc. (incorporated by reference to our proxy statement dated August 16, 2002) *

*	Previously filed.